AETNA GET FUND
                                 Series C Shares

                    Supplement dated December 16, 1997 to the
                       Prospectus dated September 3, 1996

The information in this Supplement updates and amends the information contained in the Prospectus dated September 3, 1996, as amended by supplement dated March 14, 1997 (the "Prospectus") and should be read with that Prospectus.

The following disclosure replaces the third paragraph of the section entitled "Portfolio Management and Performance" found on page 10 of the Prospectus:

Hugh T. M. Whelan, Vice President, Aeltus, has been responsible for managing the Fixed Income Component of Series C since January 1997. Mr. Whelan joined Aeltus in 1989 and manages fixed income portfolios employing different strategies.



Form No. XGETC.1-3                            December 16, 1997